UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 29, 2013

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Cheesecake Factory Incorporated (“Company”) held its annual meeting of stockholders on May 30, 2013.  The final results of the vote taken for each proposal are as follows:

Proposal 1: Election of Directors

Name	For	Against	Abstain	Broker Non-Votes
David Overton	42,767,630	2,339,641	19,857	5,050,715
Alexander L. Cappello	42,660,606	2,451,663	14,859	5,050,715
Jerome I. Kransdorf	42,573,791	2,536,846	16,491	5,050,715
Laurence B. Mindel	42,898,842	2,213,615	14,671	5,050,715
David B. Pittaway	42,759,277	2,352,745	15,106	5,050,715
Douglas L. Schmick	44,922,441	189,348	15,339	5,050,715
Herbert Simon	42,899,962	2,212,291	14,875	5,050,715

Proposal 2:   Approval of an amendment to the 2010 Stock Incentive Plan to increase the number of shares available for issuance by 1,750,000 shares, from 4,800,000 shares to 6,550,000 shares.

For	Against	Abstain	Broker Non-Votes
37,263,395	7,834,024	29,709	5,050,715

Proposal 3:   Ratification of Selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2013, ending December 31, 2013.

For	Against	Abstain	Broker Non-Votes
49,861,338	292,169	24,336	-

Proposal 4:   Non-binding, Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
42,789,432	945,725	1,391,971	5,050,715

ITEM 8.01           OTHER EVENTS

Stock Repurchase Plan

On May 29, 2013, the Board of Directors (“Board”) of the Company approved the adoption of a prearranged stock repurchase plan with J.P. Morgan Securities LLC (“J.P. Morgan”) intended to qualify for the safe harbor under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (“10b5-1 Plan”). The 10b5-1 Plan will become effective on July 5, 2013 and terminate on December 31, 2013, unless terminated sooner in accordance with its terms. Purchases may be made in the open market or through privately negotiated transactions in support of the Company’s stock repurchase plan. Purchases in the open market will be made in compliance with Rule 10b-18 under the Securities Exchange Act of 1934. The Company’s current Rule 10b5-1 trading plan, was entered into on November 6, 2012, with an effective date of December 6, 2012, and will expire on July 3, 2013.

Election of Lead Director

Mr. Jerry Kransdorf’s term as Lead Director of the Company was scheduled to expire at the 2013 annual meeting of stockholders. On May 29, 2013, the independent directors of the Board of the Company re-elected Mr. Kransdorf as Lead Director of the Company, to serve in that capacity until the 2014 annual meeting of stockholders or his successor has been elected.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2013	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Debby R. Zurzolo
Debby R. Zurzolo
Executive Vice President, General Counsel and Secretary